--------------------------------------------------------------------------------
                          IPS IFUND 2002 ANNUAL REPORT
--------------------------------------------------------------------------------

Fellow Portfolio Managers:

     As an investor in the IFUND, you are a member of a virtual community that is like no other and has the potential to change the investment world. Your ideas and information have real power to make a difference. Other communities, whether they exist online or in the physical world, are growing in popularity. The interaction and connection between members that these communities facilitate, are recognized as powerful forces, and are being exploited for various purposes such as entertainment, art and finance. Take for instance "The Sims Online," a game that allows you to create a cyber alter ego who will live among other cyber inhabitants in an online world that is increasingly an extension of the boundaries of our reality. Through interacting with others, your reality has infinite, unpredictable possibilities.

     Communities are also forming in the physical world. Paul Allen and Dave Stewart, of Eurythmics fame, have established the Hospital, a space in London's Covent Garden neighborhood where artists in the fields of music, art and film gather in a high tech environment to test the boundaries of artistic creativity and expression. Similar in theory to the IFUND, artists work together to build upon their ideas and gain greater insight through the interaction with others. Regardless of the purpose for forming communities, the theory and power of connectivity have been established and are proliferating.

--------------------------------------------------------------------------------
                                 IFUND RETURNS
                     Average Annual Returns as of 11/30/02

                               [BAR CHART OMITTED]

                                                                  SINCE
                                              1 YR              INCEPTION
                                              ----              ----------
     IFUND                                  - 28.91%             -36.35%
     S&P 500 INDEX                          - 16.55%             -15.18%
     NASDAQ COMPOSITE INDEX *               - 23.40%             -23.48%

--------------------------------------------------------------------------------
FIGURE 1: Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

--------------------------------------------------------------------------------
                      AVERAGE ANNUAL RETURNS AS OF 11/30/02
                      -------------------------------------
                                                                INCEPTION
                                                                ---------
                                              1 YR              (12/29/00)
                                              ----              ----------

IFUND                                       - 28.91%             -36.35%
S&P 500 INDEX                               - 16.55%             -15.18%
NASDAQ COMPOSITE INDEX *                    - 23.40%             -23.48%
*Does not include reinvestment of dividends
--------------------------------------------------------------------------------

PORTFOLIO CHANGES

     The past year has seen key changes in the investments within the IFUND. We started the year with 51.1% of the portfolio invested in technology and telecommunications stocks such as NVIDIA (NVDA), QLOGIC (QLGC) and AMDOCS (DOX). Every quarter through August has seen a significant reduction. By the end of August, 2002, investors had reduced those sectors to 20.9% of the portfolio. They were replaced by consumer driven stocks such as 99 CENT ONLY STORES (NDN), WHOLE FOODS MARKETS (WFMI) and WAL-MART (WMT). In the same period, the consumer sector grew from nonexistent to 18.3% of the portfolio. This change occurred in large part due to the 15% Loss Limit sell nomination rule, which automatically nominates for sale stocks that fall 15% or more from their high, and to take advantage of a shift away from tech and toward consumer product sectors in the market.

COPYRIGHT 2002, IPS ADVISORY, INC.                                        PAGE 1

     From October through the end of November 2002, investors moved back into tech and telecomm stocks with the purchases of VODAPHONE GROUP (VOD), NEOWARE SYSTEMS (NWRE) AND OMNIVISION TECHNOLOGIES (OVTI). The unexpected run up in the Nasdaq was perceived as the end of the bear market and by the end of the November, telecommunication and technology companies comprised 24.69% of the portfolio. Consumer stocks weren't ignored in the buying spree of October and November. We added to CHICO'S FAS (CHS) and 99 CENT ONLY STORES (NDN). We also purchased BEST BUY (BBY) and CORINTHIAN COLLEGES (COCO), among others. By the end of November 2002, the consumer segment of the IFUND was 23.17% of the portfolio.

--------------------------------------------------------------------------------
                                 IFUND RETURNS
                          Growth of $10,000 Investment

                                [GRAPH OMITTED]

                     12/00     5/01       11/01      5/02       11/01
                     -----     ----       -----      ----       -----
        IFUND        10,000    7,941      5,908      4,900      4,200
        S&P          10,000    9,459      8,643      8,150      7,213
        NASDAQ       10,000    8,467      7,745      6,482      5,933

--------------------------------------------------------------------------------
FIGURE 2. Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

VOLATILITY OF RETURNS

     FIGURE 3 provides a semiannual perspective on the IFUND'S return and risk characteristic over time. The IFUND'S volatility relative to the broad market may be substantially higher than the Nasdaq Composite, on both the upside and the downside, dependent on how aggressive the management direction of the shareholders is, and the prospectus mandate to seek growth in disruptive and other volatile technologies and stocks. We also changed the benchmark for the IFUND from the Value Line Arithmetic Composite to the Nasdaq Composite because we feel it is more representative of the aggressive types of stocks in which the IFUND invests.

--------------------------------------------------------------------------------
                                   IPS IFUND
                              vs. NASDAQ Composite

                               [GRAPHIC OMITTED]


                          5/01      11/01     5/02      11/02
                          ----      -----     ----      -----
               IFUND     -20.58    -25.60    -16.93    -14.43
               NASDAQ    -23.88     -8.52    -16.31     -8.48

--------------------------------------------------------------------------------
FIGURE 3: Relative volatility of the Fund, on a quarterly basis, versus the broad stock market as represented by the Nasdaq COMPOSITE INDEX. Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more, or less, than their original cost.

IMPROVEMENTS IN THE INVESTMENT PROCESS

     As mentioned in the IFUND'S 2002 Semiannual Report, in order to better protect shareholders from sharp drops in value, we instituted an automatic sell nomination for stocks that dropped 15% below their purchase price. After discussion on the message board, we altered the nomination from the purchase price to the highest price since purchased. This was intended to help us retain at least some of the gains a stock may have accumulated. Every nomination to sell does not automatically reach TAP, but it does open things up for discussion.

COPYRIGHT 2002, IPS ADVISORY, INC.                                        PAGE 2

     In the past six months, technical analysis began to play a part in buy/sell decisions as a direct result of message board discussions. Some investors posted their concern over our past history of buying high and selling low. One investor started to include technical price trends and support data with his nominations, and others adopted this method to help them with their decision process. Investors felt that using technical analysis in conjunction with fundamental analysis would help the Fund avoid stock purchases after huge run-ups or selling at short term bottom. Shareholders have begun to use BigCharts (http://www.bigcharts.com) to make better short term timing decisions about when to buy and sell by using Relative Strength, Slow Stochastic, Bollinger Bands and other measures. Although bear market conditions did not make buying or selling stocks easy, we feel the inclusion of some basic technical analysis tools helps us make more informed buy/sell decisions.

     We have recently added periodic chats to generate more interaction among investors, and to create more excitement and buzz in the stock management decision process. Although we've had only a few, the number of participants has grown. The last couple of chats, in fact, have been followed by a flurry of activity, as investors nominated and voted on stocks that have been discussed. From the number of investors who are joining the chats, they proved to be very popular and enjoyable. Investors were able to introduce themselves and stocks they are interested in, as well as agree upon what to do with stocks we currently own. For those who have yet to join us, we hope you will do so in the near future.

     Chat formats are evolving into the next stage, in which participants use avatars to explore environments where they can actually get together, see one another, and interact in a more multidimensional and fun format. There.com is a new online community that will replace traditional chat with avatars in a new playspace. You can find out more by going to http://www.there.com. Some of you may be familiar with EverQuest by SONY, which boasts nearly a million subscribers, and can host upwards of 100,000 people online at any one time. ELECTRONIC ARTS recently released The Sims, an online community where participants control the direction of development of their city. Increasingly, people are extending their social dimensionality in new and more complex ways.

     The people at IPS are working diligently on many new ideas to make the IFUND decision-making process for stocks more interesting, entertaining and effective. We will be working to incorporate these ideas and others over the course of 2003. Of most importance is your participation and help in spreading the word to potential new investors. We need your help in both areas, so if you have any ideas, please contact us to share them, or do so by joining our next chat session.

Best wishes for a prosperous and exciting 2003!

GREGORY A. D'AMICO          ROBERT LOEST, PH.D., CFA            KAREN WHITEHEAD
PRESIDENT                   SENIOR PORTFOLIO MANAGER            FUND ADVISOR

================================================================================

** The above outlooks reflect the opinions of IPS Advisory, Inc., are subject to change, and any forecasts made cannot be guaranteed.

** Past performance is no guarantee of future results. Share price and investment return will vary so that, when redeemed, an investor's shares may be worth more or less than their original cost.

** The S&P 500 INDEX is a widely-recognized, capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market size, liquidity and industry group representation, and has been adjusted to reflect total return with dividends reinvested. Returns for periods greater than one year are annualized. The NASDAQ COMPOSITE INDEX is an unmanaged index of more than 4,000 stocks traded electronically through the NASDAQ System. The returns shown for the NASDAQ COMPOSITE INDEX do not include reinvestment of dividends.

** Portfolio composition is subject to change at any time and references to specific securities, industries and sectors referenced in this letter are not recommendations to purchase or sell any particular security. See the accompanying Schedule of Investments for the percent of a Fund's portfolio represented by the securities or industries mentioned in this letter.

** This annual report is not authorized for distribution to prospective investors unless it is preceded or accompanied by a current IPS Funds Profile or Prospectus.

** CITCO-Quaker Fund Services, Inc., distributor.                         1/2003

For more information, please contact IPS Funds at:
Phone:   800.249.6927                                       1225 Weisgarber Road
         865.524.1676     Web Site: www.ipsifund.com        Suite S-380
Fax:     865.544.0630     Email:    info@ipsifund.com       Knoxville, TN  37909

COPYRIGHT 2002, IPS ADVISORY, INC.                                        PAGE 3

                                    IPS IFUND
                             SCHEDULE OF INVESTMENTS
                             -----------------------
                                NOVEMBER 30, 2002

COMMON STOCKS - 77.19%                                 SHARES          VALUE
                                                     ----------     ------------

BUSINESS SERVICES - 6.40%
Allied Capital Corp.                                         75     $      1,661
Concord EFS, Inc.*                                           20              300
Scholastic Corp.                                             40            1,780
SunGard Data Systems, Inc.*                                  50            1,169
                                                                    ------------
                                                                           4,910
                                                                    ------------
CONSUMER NON-DURABLES - 3.70%
Newell Rubbermaid, Inc.                                      35            1,110
Pepsi Bottling Group, Inc.                                   60            1,723
                                                                    ------------
                                                                           2,833
                                                                    ------------
CONSUMER RETAIL - 16.47%
99 Cents Only Stores*                                        90            2,517
Best Buy Co., Inc.*                                          80            2,214
Chico's FAS, Inc.*                                          115            2,585
PETsMART, Inc.                                               70            1,292
Wal-Mart Stores, Inc.                                        40            2,166
Whole Foods Market, Inc.*                                    35            1,860
                                                                    ------------
                                                                          12,634
                                                                    ------------
CONSUMER SERVICES - 3.00%
Corinthian Colleges, Inc.*                                   30            1,171
Weight Watcher's International, Inc.*                        25            1,131
                                                                    ------------
                                                                           2,302
                                                                    ------------
DEFENSE - 0.29%
L-3 Communications Holdings, Inc.*                            5              225
                                                                    ------------

DRUGS & MEDICAL EQUIPMENT - 3.23%
DENTSPLY International, Inc.                                 30            1,007
Patterson Dental Co.*                                        35            1,470
                                                                    ------------
                                                                           2,477
                                                                    ------------
HEALTHCARE - 3.64%
AMERIGROUP Corp.*                                            50            1,320
Lincare Holdings, Inc.*                                      35            1,145
WellPoint Health Networks, Inc.*                              5              329
                                                                    ------------
                                                                           2,794
                                                                    ------------
INDUSTRIAL MANUFACTURING - 3.49%
Cummins, Inc.                                                50            1,572
Lear Corp.*                                                  30            1,101
                                                                    ------------
                                                                           2,673
                                                                    ------------

COPYRIGHT 2002, IPS ADVISORY, INC.                                        PAGE 4

MULTIMEDIA - 6.48%
Clear Channel Communications, Inc.*                          30            1,304
Hispanic Broadcasting Corp.*                                 65            1,736
Univision Communications, Inc.*                              60            1,928
                                                                    ------------
                                                                           4,968
                                                                    ------------
REIT - 2.35%
FBR Asset Investment Corp.                                   55            1,804
                                                                    ------------

SEMICONDUCTORS - 7.37%
OmniVision Technologies, Inc.*                              200            3,578
ESS Technology, Inc.*                                        95              827
International Rectifier Corp.*                               50            1,248
                                                                    ------------
                                                                           5,653
                                                                    ------------
SOFTWARE - 12.92%
Digimarc Corp.*                                             120            1,892
Electronic Arts, Inc.*                                       35            2,375
Microsoft Corp.*                                             75            4,328
Neoware Systems, Inc.*                                       65            1,310
                                                                    ------------
                                                                           9,905
                                                                    ------------
TELECOMMUNICATIONS - 1.83%
Vodafone Group Plc - ADR                                     75            1,406
                                                                    ------------

TRANSPORTATION - 3.74%
Sysco Corp.                                                  45            1,324
Greif Bros. Corporation                                      60            1,542
                                                                    ------------
                                                                           2,866
                                                                    ------------
VIRTUAL & PHYSICAL SECURITY - 2.28%
Symantec Corp.*                                              40            1,750
                                                                    ------------

TOTAL COMMON STOCKS (COST $54,979)                                        59,200
                                                                    ------------

SHORT-TERM INVESTMENTS - 22.86%
Federated Cash Trust Series II Treasury, 1.1% (a)        17,537           17,537
                                                                    ------------

TOTAL SHORT-TERM INVESTMENTS (COST $17,537)                               17,537
                                                                    ------------


TOTAL INVESTMENTS (COST $72,516) - 100.05%                                76,737
                                                                    ------------


Liabilities in Excess of Other Assets - (0.05)%                             (40)

                                                                    ------------
TOTAL NET ASSETS - 100.00%                                          $     76,697
                                                                    ============

* Non-income producing security
(a) Variable rate security; the coupon rate shown represents the rate at November 30, 2002.
ADR - American Depositary Receipts

The accompanying notes are an integral part of these financial statements.

COPYRIGHT 2002, IPS ADVISORY, INC.                                        PAGE 5

                                  THE IPS IFUND
                       STATEMENT OF ASSETS AND LIABILITIES
                       -----------------------------------
                                NOVEMBER 30, 2002


ASSETS:
Investments, at value (cost $72,516)                               $     76,737
Dividends Receivable                                                         39
Interest Receivable                                                           6
                                                                   ------------
Total Assets                                                             76,782
                                                                   ------------

LIABILITIES:
Payable to Advisor                                                           85
                                                                   ------------
Total Liabilities                                                            85
                                                                   ------------
Total Net Assets                                                   $     76,697
                                                                   ============

NET ASSETS CONSIST OF:
Capital stock                                                      $    138,213
Accumulated net realized loss
   on investments sold                                                  (65,737)
Net unrealized appreciation on investments                                4,221
                                                                   ------------
Total Net Assets                                                   $     76,697
                                                                   ============
Shares outstanding (no par value, unlimited shares authorized)           15,225

Net asset value, redemption price and offering price per share     $       5.04
                                                                   ============

The accompanying notes are an integral part of these financial statements.

COPYRIGHT 2002, IPS ADVISORY, INC.                                        PAGE 6

                                  THE IPS IFUND
                             STATEMENT OF OPERATIONS
                             -----------------------
                      FOR THE YEAR ENDED NOVEMBER 30, 2002

                                                                    IPS FUNDS
                                                                   ------------
INVESTMENT INCOME:
   Dividend income                                                 $        374
   Interest income                                                          123
                                                                   ------------
   Total investment income                                                  497
                                                                   ------------

EXPENSES:
   Investment advisory fee                                                1,215
                                                                   ------------
   Total expenses                                                         1,215
                                                                   ------------

NET INVESTMENT LOSS                                                        (718)
                                                                   ------------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
   Net realized loss on investment transactions                         (34,747)
   Change in unrealized appreciation (depreciation) on
      investments                                                         4,151
                                                                   ------------
   Net realized and unrealized loss on investments                      (30,596)
                                                                   ------------

NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                 $    (31,314)
                                                                   ============

The accompanying notes are an integral part of these financial statements.

COPYRIGHT 2002, IPS ADVISORY, INC.                                        PAGE 7

                                  THE IPS FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------

                                                                        IPS
                                                                       IFUND
                                                           ------------------------------
                                                                           FOR THE PERIOD
                                                                            DECEMBER 29,
                                                               YEAR           2000(1)
                                                              ENDED           THROUGH
                                                           NOVEMBER 30,     NOVEMBER 30,
                                                               2002             2001
                                                           -----------------------------
OPERATIONS:
   Net investment income (loss)                            $       (718)    $       (263)
   Net realized loss on investment transactions                 (34,747)         (30,990)
   Change in unrealized appreciation (depreciation)
      on investments                                              4,151               70
                                                           -----------------------------
   Net decrease in net assets resulting from operations         (31,314)         (31,183)
                                                           -----------------------------

CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold                                     14,770          126,274
   Cost of shares redeemed                                       (1,788)             (62)
                                                           -----------------------------
   Net increase (decrease) in net assets resulting
      from capital share transactions                            12,982          126,212
                                                           -----------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                         (18,332)          95,029

NET ASSETS:
   Beginning of period                                           95,029               --
                                                           -----------------------------
   End of period                                           $     76,697     $     95,029
                                                           =============================

(1)  Commencement of operations

COPYRIGHT 2002, IPS ADVISORY, INC.                                        PAGE 8

                                   IPS IFUND
                              FINANCIAL HIGHLIGHTS
                              --------------------

Selected per share data is based on a share of common stock outstanding throughout each period.

                                                            ----------      ----------
                                                                           DECEMBER 29,
                                                                             2000(1)
                                                            YEAR ENDED       THROUGH
                                                           NOVEMBER 30,    NOVEMBER 30,
                                                               2002            2001
                                                            ----------      ----------
PER SHARE DATA:
Net asset value, beginning of period                        $     7.09      $    12.00

INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                           (0.05)          (0.02)(2)
   Net realized and unrealized
      loss on investments                                        (2.00)          (4.89)
                                                            ----------      ----------

TOTAL FROM INVESTMENT OPERATIONS                                 (2.05)          (4.91)
                                                            ----------      ----------

Net asset value, end of period                              $     5.04      $     7.09
                                                            ==========      ==========

Total return                                                    (28.91)%        (40.92)%(3)

SUPPLEMENTAL DATA AND RATIOS:
   Net assets, end of period (000's)                        $       77      $       95
   Ratio of net operating expenses to average net assets          1.40%           1.40%(4)
   Ratio of net investment income to average net assets          -0.83%          -0.49%(4)
   Portfolio turnover rate                                      177.50%         124.68%

(1)  Commencement of operations
(2) Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)  Not annualized (4) Annualized

The accompanying notes are an integral part of these financial statements.

COPYRIGHT 2002, IPS ADVISORY, INC.                                        PAGE 9

IPS IFUND
NOTES TO THE FINANCIAL STATEMENTS
NOVEMBER 30, 2002


1.   ORGANIZATION

     The IPS iFund (the "Fund") is a series of the IPS Funds (the "Trust"), an Ohio business trust organized on August 10, 1994, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end diversified management investment company. The principal investment objective of the Fund is long-term capital growth. The Fund commenced operations on December 29, 2000.

2.   SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles ("GAAP"). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

(a)  Investment Valuation
     Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded. Securities traded on the over-the-counter market and listed securities for which there were no transactions are valued at the last quoted bid price. Debt instruments maturing within 60 days are valued by the amortized cost method. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by IPS Advisory, Inc. (the "Advisor") pursuant to guidelines established by the Board of Directors.

(b)  Federal Income and Excise Taxes
     The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all net investment company taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

(c)  Distributions to Shareholders
     Dividends from net investment income are declared and paid annually. Distributions of net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

(d)  Securities Transactions and Investment Income
     Investment transactions are recorded on the trade date for financial statement purposes. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Acquisition and market discounts are amortized over the life of the security.

3.   SHARES OF COMMON STOCK

     Transactions in shares of common stock were as follows:

COPYRIGHT 2002, IPS ADVISORY, INC.                                       PAGE 10

                                                           DECEMBER 29, 2000
                                                           COMMENCEMENT OF
                                  YEAR ENDED               OPERATIONS THROUGH
                               NOVEMBER 30, 2002           NOVEMBER 30, 2001
IPS IFUND                       $          Shares           $          Shares
                           ----------    ----------    ----------    ----------

Shares sold                $   14,770         2,166    $  126,274        13,419
Shares issued in
reinvestment of dividends          --            --            --            --
Shares redeemed                (1,788)         (351)          (62)           (9)
                           ----------    ----------    ----------    ----------
Net increase (decrease)    $   12,982         1,815    $  126,212        13,410
                           ==========                  ==========
SHARES OUTSTANDING:
Beginning of period                          13,410                          --
                                         ----------                  ----------
End of period                                15,225                      13,410
                                         ==========                  ==========

4.   INVESTMENT TRANSACTIONS

     Purchases and sales of securities for the year ended November 30, 2002, excluding short-term investments, aggregated $138,042 and $125,061, respectively. There were no purchases or sales of long-term U.S. government securities.

     At November 30, 2002, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes of $72,841 were as follows:

          Unrealized appreciation                              $  4,717
          Unrealized depreciation                                  (821)
                                                               --------
          Net unrealized appreciation on investments           $  3,896
                                                               ========

     The difference between book cost and tax cost consists of wash sales in the amount of $325.

     At November 30, 2002, the Fund had an accumulated net realized capital loss carryover of $65,412, with $30,990 expiring in 2009 and $34,422 expiring in 2010. To the extent the Fund realizes future net capital gains, taxable distributions to its shareholders will be offset by any unused capital loss carryover.

5.   INVESTMENT ADVISOR

     The Fund has an agreement with IPS Advisory, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, to furnish investment advisory services to the Fund. Under the terms of the agreement, the Advisor will pay all of the Fund's operating expenses, excluding brokerage fees and commissions, taxes, interest and extraordinary expenses. The Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.40% of its average daily net assets to and including $50,000,000 and 0.95% of such assets in excess of $50,000,001. Total fees paid to IPS Advisory, Inc. during the year ended November 30, 2002 were $1,215.

6.   DISTRIBUTABLE EARNINGS

     There were no distributions during the fiscal year ended November 30, 2002.

     The tax character of distributions paid during the fiscal years 2002 and 2001 was as follows:

Distributions paid from:           2002          2001
                                ----------    ----------
     Ordinary income            $       --    $       --
     Short-term Capital Gain            --            --
     Long-term Capital Gain             --            --
                                ----------    ----------
                                $       --    $       --
                                ==========    ==========

As of November 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                            iFund
                                          ----------
Undistributed ordinary income
  (accumulated losses)                    $       --
Undistributed long-term capital gain
  (accumulated losses)                       (65,412)
Unrealized appreciation/(depreciation)         3,896
                                          ----------
                                          $  (61,516)
                                          ==========

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the deferral of wash sales.

COPYRIGHT 2002, IPS ADVISORY, INC.                                       PAGE 11

                              INDEPENDENT TRUSTEES

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                # OF
                                                                                                PORTFOLIOS
                                                  TERM OF                                       IN FUND
                                  POSITION(S)     OFFICE AND                                    COMPLEX       OTHER
                                  HELD WITH THE   LENGTH OF    PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY   DIRECTORSHIPS
NAME, ADDRESS AND AGE             TRUST           TIME SERVED  PAST FIVE YEARS                  TRUSTEE       HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------
Veenita Bisaria, 42               Independent     Since        Financial Analyst, Tennessee          3        None
12416 Fort West Drive             Trustee         inception    Valley Authority
Knoxville, TN 37922                               of Funds     (1997-Present); Director of
                                                  in 1995      Business Planning at Lockheed
                                                               Martin Energy Systems (Prior
                                                               to 1997); Financial Analyst
                                                               Charter (CFA).
-------------------------------------------------------------------------------------------------------------------------------
Woodrow Henderson, 45             Independent     Since        Director of Planned  Giving for       3        None
6504 Clary Lane                   Trustee         inception    the  University of Tennessee at
Knoxville, TN 37919                               of Funds     Knoxville, Juris Doctor.
                                                  in 1995
-------------------------------------------------------------------------------------------------------------------------------
Billy Wayne Stegall, Jr., 46      Independent     Since        Account Executive, Colonial           3        None
316 Stonewall Street              Trustee         inception    Life & Accident
Memphis, TN 38112                                 of Funds     (1995-Present); Teacher of
                                                  in 1995      history and economics at
                                                               Austin East High School in
                                                               Knoxville, Tennessee (Prior to
                                                               1995).
-------------------------------------------------------------------------------------------------------------------------------

COPYRIGHT 2002, IPS ADVISORY, INC.                                       PAGE 12

                         INTERESTED TRUSTEES & OFFICERS

----------------------------------------------------------------------------------------------------------------
                                                                                    # OF
                                                                                    PORTFOLIOS
                                            TERM OF                                 IN FUND
                              POSITION(S)   OFFICE AND                              COMPLEX      OTHER
                              HELD WITH     LENGTH OF      PRINCIPAL OCCUPATION(S)  OVERSEEN     DIRECTORSHIPS
NAME, ADDRESS AND AGE         THE TRUST     TIME SERVED    DURING PAST FIVE YEARS   BY TRUSTEE   HELD BY TRUSTEE
----------------------------------------------------------------------------------------------------------------
Greg D'Amico*, 39,            President,    Since         President of IPS            3          IPS Advisory,
1225 Weisgarber Road,         Chief         inception     Advisory, Inc.                         Inc.; Director
Suite S-380,                  Financial     of Funds in                                          of Young
Knoxville, TN 37909           Officer,      1995                                                 Entrepreneurs'
                              Treasurer                                                          Organization
                              and Trustee                                                        (YEO);
                                                                                                 Association for
                                                                                                 Investment and
                                                                                                 Management
                                                                                                 Research
                                                                                                 (AIMR);
                                                                                                 Personal &
                                                                                                 Child Safety,
                                                                                                 LLC (PCS)
----------------------------------------------------------------------------------------------------------------
Robert Loest*, 59,            Vice           Since         Chief Executive             3         IPS Advisory,
1225 Weisgarber Road,         President,     inception     Officer of IPS                        Inc.
Suite S-380,                  Secretary      of Funds in   Advisory, Inc.;
Knoxville, TN 37909           and Trustee    1995          Financial Analyst
                                                           Charter; Ph.D. in
                                                           Biology.
----------------------------------------------------------------------------------------------------------------

o An "interested person" of the Trust, as defined in the Investment Company Act of 1940, due to his relationship with the Advisor.

BOARD COMMITTEES

                             The Board has the following  standing  committee as described below:
-----------------------------------------------------------------------------------------------------
AUDIT COMMITTEE
-----------------------------------------------------------------------------------------------------
MEMBERS                      DESCRIPTION                                              MEETINGS
-------                      -----------                                              --------
VEENITA BISARIA,             Responsible for advising the full Board with respect     At least once
Independent Trustee          to accounting, auditing and financial matters            annually.
Woodrow Henderson,           affecting the Trust.                                     Last meeting
Independent Trustee                                                                   occurred on
Billy Wayne Stegall, Jr.,                                                             January 25,
Independent Trustee                                                                   2002.


COPYRIGHT 2002, IPS ADVISORY, INC.                                       PAGE 13

INDEPENDENT AUDITOR'S REPORT
----------------------------

To The Shareholders and
Board of Trustees
IPS iFund

We have audited the accompanying statement of assets and liabilities of IPS iFund, including the schedule of portfolio investments, as of November 30, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets, and the financial highlights for the year then ended and for the period from December 29, 2000 (commencement of operations) through November 30, 2001. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of November 30, 2002 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IPS iFund as of November 30, 2002, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year then ended and for the period of December 29, 2000 (commencement of operations) through November 30, 2001, in conformity with accounting principles generally accepted in the United States of America.


McCurdy & Associates CPA's, Inc.
Westlake, Ohio
December 30, 2002


COPYRIGHT 2002, IPS ADVISORY, INC.                                       PAGE 14